UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 12, 2005


                            JB Oxford Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


           UTAH                     001-14911               95-4099866
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 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


15165 Ventura Blvd., Suite 330, Sherman Oaks, CA              91403
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   (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number, including area code (310) 777-8888

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

During June 2005, the Company solicited proposals from potential independent registered public accounting firms to audit the 2005 financial statements for the Company and its subsidiaries.

On July 12, 2005 the Company's then current independent registered public accounting firm, BDO Seidman, LLP ("BDO") indicated that it will not stand for re-election for the audit of the December 31, 2005 financial statements. The audit report of BDO on the Company's consolidated financial statements for the year ended December 31, 2004 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles. Their audit report dated April 20, 2005 on the consolidated financial statements for the year ended December 31, 2004 was qualified as to the uncertainty regarding the Company's ability to continue as a going concern because the Company has incurred recurring operating losses, has sold its significant business operations, has limited access to capital markets, and has significant pending litigation.

On July 12, 2005 the Company's Audit Committee of the Board of Directors selected Rose, Snyder & Jacobs as its new independent accountant, subject to execution of a mutually agreeable engagement letter. The Company has not consulted the newly engaged accountants during the two most recent fiscal years or the subsequent interim period through July 12, 2005 regarding the application of accounting principles to a specified transaction or any matter that was subject to any disagreement or reportable event under this form.

During the Company's most recent fiscal year and the subsequent interim period through July 12, 2005 (the term of BDO's engagement), there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make a reference to the subject matter of the disagreements in connection with its reports on the Company's consolidated financial statements for any such periods. BDO has furnished the Company with a letter addressed to the Securities and Exchange Commission stating that it agrees with the above statements, which letter is attached hereto as Exhibit 99.

During the two most recent fiscal years and the subsequent interim period through July 12, 2005 (date of notice), there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits.

            99 Letter of BDO Seidman, LLP regarding Change in Certifying Accountant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

JB OXFORD HOLDINGS, INC.

By:/s/ Michael J. Chiodo
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Michael J. Chiodo, CFO

Dated: July 14, 2005